Exhibit 99.2
AMENDED AND RESTATED BYLAWS

OF

KBR, INC.
(the “Corporation”)

Adopted and Amended by Resolution of the Board of Directors on
November 10, 2006, May 6, 2008 and July 28, 2011
ARTICLE I

CAPITAL STOCK
Section 1.                         Share Ownership.  Shares for the capital stock of the Corporation shall be certificated; provided, however, that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock may be uncertificated shares.  Owners of shares of the capital stock of the Corporation shall be recorded in the share transfer records of the Corporation and ownership of such shares shall be evidenced by a certificate or book entry notation in the share transfer records of the Corporation.  Any certificates representing such shares shall be signed by the Chairman of the Board, if there is one, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary and shall be sealed with the seal of the Corporation, which signatures and seal may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of its issuance.

Section 2.                         Stockholders of Record.  The Board of Directors of the Corporation may appoint one or more transfer agents or registrars of any class of stock or other security of the Corporation.  The Corporation may be its own transfer agent if so appointed by the Board of Directors.  The Corporation shall be entitled to treat the holder of record of any shares of the Corporation as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares, on the part of any other person, including (but without limitation) a purchaser, assignee or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such other person.

Section 3.                         Transfer of Shares.  The shares of the capital stock of the Corporation shall be transferable in the share transfer records of the Corporation by the holder of record thereof, or his duly authorized attorney or legal representative.  All certificates representing shares surrendered for transfer, properly endorsed, shall be canceled and new certificates for a like number of shares shall be issued therefor.  In the case of lost, stolen, destroyed or mutilated certificates representing shares for which the Corporation has been requested to issue new certificates, new certificates or other evidence of such new shares may be issued upon such conditions as may be required by the Board of Directors or the Corporate Secretary or an Assistant Corporate Secretary for the protection of the Corporation and any transfer agent or registrar.  Uncertificated shares shall be transferred in the share transfer records of the Corporation upon the written instruction originated by the appropriate person to transfer the shares.

Section 4.                         Stockholders of Record and Fixing of Record Date.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or, if permitted by the Certificate of Incorporation of the Corporation, to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, if permitted by the Certificate of Incorporation of the Corporation, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, if permitted by the Certificate of Incorporation of the Corporation, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE II

MEETINGS OF STOCKHOLDERS
Section 1.                         Place of Meetings.  All meetings of stockholders shall be held at the principal office of the Corporation, in the City of Houston, Texas, or at such other place within or without the State of Delaware as may be designated by the Board of Directors or officer calling the meeting.

Section 2.                         Annual Meeting.  The annual meeting of the stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors or as may otherwise be stated in the notice of the meeting.  Failure to designate a time for the annual meeting or to hold the annual meeting at the designated time shall not work a dissolution of the Corporation.

Section 3.                         Special Meetings.  Except as otherwise provided by the General Corporation Law of the State of Delaware (the “DGCL”) or the Certificate of Incorporation of the Corporation (including any certificate of designations relating to any series of preferred stock), (A) prior to the date on which Halliburton (as hereinafter defined) shall first cease to beneficially own (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, stock representing in the aggregate a majority of the voting power of all then outstanding shares of capital stock of the Corporation generally entitled to vote in the election of directors, voting together as a single class (such date hereinafter referred to as the “Trigger Date), special meetings of the stockholders of the Corporation may be called at any time only by (i) holders stock representing in the aggregate a majority of the voting power of all then outstanding shares of capital stock of the Corporation generally entitled to vote in the election of directors, voting together as a single class, (ii) the Chairman of the Board of Directors, (iii) the President and Chief Executive Officer of the Corporation, or (iv) the Board of Directors pursuant to a resolution approved by the affirmative vote of at least a majority of the members of the Board of Directors, and no such special meeting may be called by any other person or persons; and (B) effective upon and commencing as of the Trigger Date, special meetings of the stockholders of the Corporation may be called at any time only by (i) the Chairman of the Board of Directors, (ii) the President and Chief Executive Officer of the Corporation, or (iii) the Board of Directors pursuant to a resolution approved by the affirmative vote of at least a majority of the members of the Board of Directors, and no such special meeting may be called by any other person or persons.  As used in these Bylaws, “Halliburton” shall mean Halliburton Company, a Delaware corporation, any successor thereto by means of reorganization, merger, consolidation, conveyance or transfer or any ultimate parent company thereof.

Section 4.                         Notice of Meeting.  Written or printed notice of all meetings stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally, by mail or by other lawful means, by or at the direction of the Chairman of the Board, if there is one, the Chief Executive Officer, if there is one, the President or the Corporate Secretary to each stockholder of record entitled to vote at such meetings.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.  To the fullest extent permitted by Section 233 of the DGCL, if the stockholder consents or is deemed to have consented, only one copy of such notice need be delivered to stockholders who share an address.  If sent by facsimile, such notice shall be deemed to be delivered when directed to a number at which the stockholder has consented to receive notice.  If sent by electronic mail, such notice shall be deemed to be delivered when directed to an electronic mail address at which the stockholder has consented to receive notice.

Any notice required to be given to any stockholder, under any provision of the DGCL, the Certificate of Incorporation of the Corporation or these Bylaws, need not be given to a stockholder if notice of two consecutive annual meetings and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between those annual meetings, if any, or all (but in no event less than two) payments (if sent by first class mail) of dividends or interest on securities during a 12-month period, have been mailed to that person, addressed at his address as shown on the share transfer records of the Corporation, and have been returned undeliverable.  Any action or meeting taken or held without notice to such person shall have the same force and effect as if the notice had been duly given.  If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

Section 5.                         Voting List.  The officer or agent having charge of the share transfer records for shares of the Corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, or (ii) during ordinary business hours at the principal place of business of the Corporation.  Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.  The stock ledger shall be prima facie evidence as to who are the stockholders entitled to examine such list or to vote at any meeting of stockholders.

Section 6.                         Voting; Proxies.  Except as otherwise provided in the Certificate of Incorporation of the Corporation or as otherwise provided under the DGCL, each holder of shares of capital stock of the Corporation entitled to vote shall be entitled to one vote for each share standing in his name on the records of the Corporation, either in person or by proxy.  A proxy shall be revocable unless expressly provided therein to be irrevocable and the proxy is coupled with an interest sufficient in law to support an irrevocable power.  At each election of directors, every holder of shares of the Corporation entitled to vote shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected, and for whose election he has a right to vote, but in no event shall he be permitted to cumulate his votes for one or more directors.

Section 7.                         Quorum and Vote of Stockholders.  Except as otherwise provided by law, the Certificate of Incorporation of the Corporation or these Bylaws, the holders of a majority in voting power of shares issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, but, if a quorum is not represented, the Chairman of the Meeting (as defined below) or a majority in voting power of the stockholders represented and entitled to vote thereon may adjourn the meeting from time to time.  Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.  With respect to each matter other than the election of directors as to which no other voting requirement is specified by law, the Certificate of Incorporation of the Corporation or in this Section 7, the affirmative vote of the holders of a majority in voting power of the shares entitled to vote on that matter and represented in person or by proxy at a meeting at which a quorum is present shall be the act of the stockholders.  With respect to a matter submitted to a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of the New York Stock Exchange, Rule 16b-3 under the Exchange Act or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is required by law, the Certificate of Incorporation of the Corporation (including any certificate of designations relating to any series of preferred stock) or these Bylaws, the affirmative vote of the holders of a majority in voting power of the shares entitled to vote on, and voted for or against, that matter at a meeting at which a quorum is present shall be the act of the stockholders.  With respect to the approval of independent public accountants (if submitted for a vote of the stockholders), the affirmative vote of the holders of a majority in voting power of the shares entitled to vote on that matter and represented in person or by proxy at a meeting at which a quorum is present shall be the act of the stockholders.

Section 8.                         Presiding Officer and Conduct of Meetings.  The Chairman of the Board, if there is one, or in his absence, the Chief Executive Officer, if there is one, or in his absence, the President shall preside at all meetings of the stockholders or, if such officers are not present at a meeting, by such other person as the Board of Directors shall designate or if no such person is designated by the Board of Directors, the most senior officer of the Corporation present at the meeting.  The Corporate Secretary of the Corporation, if present, shall act as secretary of each meeting of stockholders; if he is not present at a meeting, then such person as may be designated by the presiding officer shall act as secretary of the meeting.  Subject to any rules or procedures adopted by the Board of Directors, the conduct of any meeting of stockholders and the determination of procedure and rules shall be within the absolute discretion of the officer presiding at such meeting (the “Chairman of the Meeting”), and there shall be no appeal from any ruling of the Chairman of the Meeting with respect to procedure or rules.  Accordingly, subject to any rules or procedures adopted by the Board of Directors, in any meeting of stockholders or part thereof, the Chairman of the Meeting shall have the sole power to determine appropriate rules or to dispense with theretofore prevailing rules.  Without limiting the foregoing, the following rules shall apply:

(a) If disorder should arise which prevents continuation of the legitimate business of meeting, the Chairman of the Meeting may announce the adjournment of the meeting; and upon so doing, the meeting shall be immediately adjourned.
(b) The Chairman of the Meeting may ask or require that anyone not a bona fide stockholder or proxy leave the meeting.
(c) A resolution or motion proposed by a stockholder shall only be considered for vote of the stockholders if it meets the criteria of Article II, Section 9.  The Chairman of the Meeting may propose any resolution or motion for vote of the stockholders.
(d) The order of business at all meetings of stockholders shall be determined by the Chairman of the Meeting.
(e) The Chairman of the Meeting may impose any reasonable limits with respect to participation in the meeting by stockholders, including, but not limited to, limits on the amount of time taken up by the remarks or questions of any stockholder, limits on the number of questions per stockholder and limits as to the subject matter and timing of questions and remarks by stockholders.
(f) Before any meeting of stockholders, the Corporation (i) shall appoint one or more persons other than nominees for office to act as inspectors of election at the meeting or its adjournment or postponement and (ii) may designate one or more alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the Chairman of the Meeting shall appoint one or more, up to a maximum of three, inspectors of election to act at the meeting of the stockholders.
The duties of the inspectors shall be to:
(i) determine the number of shares outstanding and the voting power of each such share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies and ballots;
(ii) receive votes or ballots;
(iii) hear and determine all challenges and questions in any way arising in connection with the vote and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;
(iv) count and tabulate all votes and ballots;
(v) report and certify to the Board of Directors the results based on the information assembled by the inspectors; and
(vi) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.
(g) Each inspector of election, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.
(h) In determining the validity and counting of proxies and ballots, the inspectors of election shall be limited to an examination of the items specifically allowed by Section 231(d) of the DGCL.

Section 9.                         Notice of Stockholder Business and Nominations.

(A)           Annual Meetings of Stockholders.  (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any committee thereof or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 9 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 9.

(2)           For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation).  For purposes of the first annual meeting of stockholders of the Corporation following the initial public offering of its capital stock, the first anniversary of the preceding year’s annual meeting shall be deemed to be May 1, 2007.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.  Such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, regardless of whether the stockholder is seeking to include the nominee in the Company’s proxy statement and (ii) such person’s written consent to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (iv) as to such stockholder and such beneficial owner, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or such beneficial holder with respect to any share of stock of the Corporation and (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (y) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (z) otherwise to solicit proxies from stockholders in support of such proposal or nomination.  The foregoing notice requirements of this Section 9 providing for the timing of submitting stockholder proposals shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.  The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(3)           Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 9 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 9 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(B)           Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 9 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 9.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Section 9 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C)           General.  (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 9 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9.  Except as otherwise provided by law, the Certificate of Incorporation of the Corporation or these Bylaws, the Chairman of the Meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 9 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(2)(c)(iv) of this Section 9) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 9, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.  Notwithstanding the foregoing provisions of this Section 9, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(2)           For purposes of this Section 9, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3)           Notwithstanding the foregoing provisions of this Section 9, which apply to all nominations or proposals made by a stockholder, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 9.  Nothing in this Section 9 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (b) of the holders of any series of Preferred Stock (as defined in the Certificate of Incorporation of the Corporation) to elect directors pursuant to any applicable provisions of the Certificate of Incorporation of the Corporation.

Section 10.                         Action by Written Consent.  Effective upon and commencing on the Trigger Date, no action required to be taken or that may be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, and the power of the stockholders of the Corporation to consent in writing to the taking of any action by written consent without a meeting is specifically denied.

ARTICLE III

DIRECTORS
Section 1.                         General.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the authority and powers conferred on the Board of Directors by the DGCL or by the Certificate of Incorporation of the Corporation, the Board of Directors is authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, the Certificate of Incorporation of the Corporation and these Bylaws; provided, however, that no Bylaws hereafter adopted, or any amendments thereto, shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws or amendment had not been adopted.

Section 2.                         Classification of Board of Directors; Qualifications.  The number of directors which shall constitute the whole Board of Directors shall be fixed in the manner provided in the Certificate of Incorporation of the Corporation.  As provided in Article FIFTH of the Certificate of Incorporation of the Corporation, effective upon and commencing as of the Trigger Date, the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes: Class I, Class II and Class III.  Upon the Trigger Date, the Board of Directors shall have the authority to designate the members of the Board of Directors then in office as Class I directors, Class II directors and Class III directors, respectively.

At each annual election on or after the Trigger Date, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

Notwithstanding the provision in Article FIFTH of the Certificate of Incorporation of the Corporation that, commencing as of the Trigger Date, the three classes of directors shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation, disqualification or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.                         Newly Created Directorships and Vacancies.  Except as otherwise provided by a Board of Directors’ resolution providing for the establishment of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until that director’s successor shall have been elected and qualified or until his earlier death, resignation or removal.

Section 4.                         Place of Meetings and Meetings by Telephone.  Meetings of the Board of Directors may be held either within or without the State of Delaware, at whatever place is specified by the officer calling the meeting.  Meetings of the Board of Directors may also be held by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.  Participation in such a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting, except where a director participates in a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.  In the absence of specific designation by the officer calling the meeting, the meetings shall be held at the principal office of the Corporation.

Section 5.                         Regular Meetings.  The Board of Directors shall meet each year immediately following the annual meeting of the stockholders for the transaction of such business as may properly be brought before the meeting.  The Board of Directors shall also meet regularly at such other times as shall be designated by the Board of Directors.  No notice of any kind to either existing or newly elected members of the Board of Directors for such annual or regular meetings shall be necessary.

Section 6.                         Special Meetings.  Special meetings of the Board of Directors may be held at any time upon the call of the Chairman of the Board, if there is one, the Chief Executive Officer, if there is one, the President or the Corporate Secretary of the Corporation or a majority of the directors then in office.  Notice shall be sent by mail, facsimile or telegram or other electronic transmission to the last known address of the director at least two (2) days before the meeting, or oral notice may be substituted for such written notice if received not later than the day preceding such meeting.  Notice of the time, place and purpose of such meeting may be waived in writing before or after such meeting, and shall be equivalent to the giving of notice.  Attendance of a director at such meeting shall also constitute a waiver of notice thereof, except where he attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.  Except as otherwise provided by these Bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 7.                         Quorum and Voting.  Except as otherwise provided by law, a majority of the number of directors fixed in the manner provided in the Certificate of Incorporation of the Corporation shall constitute a quorum for the transaction of business.  Except as otherwise provided by law, the Certificate of Incorporation of the Corporation or these Bylaws, the affirmative vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.  Any regular or special directors’ meeting may be adjourned from time to time by those present, whether a quorum is present or not.

Section 8.                         Compensation.  Directors shall receive such compensation and reimbursement of expenses for their services as shall be determined by the Board of Directors.

Section 9.                         Removal.  Effective upon and commencing as of the Trigger Date, no director of the Corporation may be removed from office as a director by vote or other action of the stockholders or otherwise except for cause, and then only by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect members of the Board of Directors, any such director of the Corporation so elected may be removed in accordance with the provisions of the Certificate of Incorporation of the Corporation or that Board of Directors’ resolution.

Section 10.                         Committees. The Board of Directors may designate one or more committees, which shall in each case be comprised of such number of directors as the Board of Directors may determine from time to time.  Subject to such restrictions as may be contained in the Corporation’s Certificate of Incorporation or that may be imposed by the DGCL, any such committee shall have and may exercise such powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may determine by resolution and specify in the respective resolutions appointing them, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders of the Corporation, any action or matter expressly required by the DGCL to be submitted to the stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation.  Each duly authorized action taken with respect to a given matter by any such duly appointed committee of the Board of Directors shall have the same force and effect as the action of the full Board of Directors and shall constitute for all purposes the action of the full Board of Directors with respect to such matter.

The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it.  At least fifty percent (50%) of the members of any such committee shall constitute a quorum.  The Board of Directors shall name a chairman at the time it designates members to a committee.  Each such committee shall appoint such subcommittees and assistants as it may deem necessary.  Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with the provisions of Sections 5 and 7 of this Article III as the same shall from time to time be amended.  Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of a member of a committee shall not of itself create contract rights.

Section 11.                         Standing Committees.  The committees of the Board of Directors may include an audit committee, an executive compensation committee, a nominating and corporate governance committee and an executive committee and any other committees designated by the Board of Directors.

Section 12.                         Board and Committee Action Without a Meeting.  Except as otherwise restricted by the Certificate of Incorporation of the Corporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing or by electronic transmission, setting forth the action so taken, is given by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Corporate Secretary of the Corporation.
ARTICLE IV

OFFICERS
Section 1.                         Officers.  The officers of the Corporation shall consist of a President and a Corporate Secretary and such other officers and agents as the Board of Directors may from time to time elect or appoint.  The Board of Directors may delegate to the Chairman of the Board, if there is one, and/or the Chief Executive Officer, if there is one, the authority to appoint or remove additional officers and agents of the Corporation.  Each officer shall hold office until his successor shall have been duly elected or appointed and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  Any two or more offices may be held by the same person.  Except for the Chairman of the Board, if any, no officer need be a director.

Section 2.                         Vacancies; Removal.  Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Corporation, or otherwise, the officer so elected by the Board of Directors to fill such vacancy shall hold office until his successor is chosen and qualified.  The Board of Directors may at any time remove any officer of the Corporation, whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an officer or agent shall not of itself create contract rights.

Section 3.                         Powers and Duties of Officers.  The officers of the Corporation shall have such powers and duties as generally pertain to their offices as well as such powers and duties as from time to time shall be conferred by the Board of Directors.  The Corporate Secretary shall have the duty to record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose.

ARTICLE V

INDEMNIFICATION
Section 1.                         General.  The Corporation shall, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, indemnify and hold each Indemnitee (as this and all other capitalized words used in this Article V not previously defined in these Bylaws are defined in Article V, Section 16 (Definitions)) harmless from and against any and all losses, liabilities, claims, damages and Expenses whatsoever arising out of any event or occurrence related to the fact that Indemnitee is or was a director or officer of the Corporation or is or was serving in another Corporate Status.

Section 2.                         Expenses.  If Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.  If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf relating to such Matter.  The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter.  To the extent that the Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

Section 3.                         Advances.  In the event of any threatened or pending action, suit or proceeding in which Indemnitee is a party or is involved and that may give rise to a right of indemnification under this Article V, following written request to the Corporation by Indemnitee, the  Corporation shall promptly pay to Indemnitee amounts to cover expenses reasonably incurred by Indemnitee in such proceeding in advance of its final disposition upon the receipt by the Corporation of (i) a written undertaking executed by or on behalf of Indemnitee providing that Indemnitee will repay the advance if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as provided in these Bylaws and (ii) satisfactory evidence as to the amount of such expenses.

Section 4.                         Repayment of Advances or Other Expenses. Indemnitee agrees that Indemnitee shall reimburse the Corporation all expenses paid by the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding against Indemnitee in the event and only to the extent that it shall be determined pursuant to the provisions of this Article V, applicable law or by final judgment or other final adjudication under the provisions of any applicable law that Indemnitee is not entitled to be indemnified by the Corporation for such expenses.

Section 5.                         Request for Indemnification.  To obtain indemnification, Indemnitee shall submit to the Corporate Secretary of the Corporation a written claim or request.  Such written claim or request shall contain sufficient information to reasonably inform the Corporation about the nature and extent of the indemnification or advance sought by Indemnitee.  The Corporate Secretary of the Corporation shall promptly advise the Board of Directors of such request.

Section 6.                         Determination of Entitlement; No Change of Control.  If there has been no Change of Control at the time the request for indemnification is submitted, Indemnitee’s entitlement to indemnification shall be determined in accordance with Section 145(d) of the DGCL.  If entitlement to indemnification is to be determined by Independent Counsel, the Corporation shall furnish notice to Indemnitee within ten (10) days after receipt of the request for indemnification, specifying the identity and address of Independent Counsel.  The Indemnitee may, within fourteen (14) days after receipt of such written notice of selection, deliver to the Corporation a written objection to such selection.  Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis for such assertion.  If there is an objection to the selection of Independent Counsel, either the Corporation or Indemnitee may petition the Court for a determination that the objection is without a reasonable basis and/or for the appointment of Independent Counsel selected by the Court.

Section 7.                         Determination of Entitlement; Change of Control.  If there has been a Change of Control at the time the request for indemnification is submitted, Indemnitee’s entitlement to indemnification shall be determined in a written opinion by Independent Counsel selected by Indemnitee.  Indemnitee shall give the Corporation written notice advising of the identity and address of the Independent Counsel so selected.  The Corporation may, within seven (7) days after receipt of such written notice of selection, deliver to the Indemnitee a written objection to such selection.  Indemnitee may, within five (5) days after the receipt of such objection from the Corporation, submit the name of another Independent Counsel and the Corporation may, within seven (7) days after receipt of such written notice of selection, deliver to the Indemnitee a written objection to such selection.  Any objections referred to in this Section 7 may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and such objection shall set forth with particularity the factual basis for such assertion.  Indemnitee may petition the Court for a determination that the Corporation’s objection to the first and/or second selection of Independent Counsel is without a reasonable basis and/or for the appointment as Independent Counsel of a person selected by the Court.

Section 8.                         Procedures of Independent Counsel. If a Change of Control shall have occurred before the request for indemnification is sent by Indemnitee, Indemnitee shall be presumed (except as otherwise expressly provided in this Article V) to be entitled to indemnification upon submission of a request for indemnification in accordance with Article V, Section 5 (Request for Indemnification), and thereafter the Corporation shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption.  The presumption shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him by clear and convincing evidence that the presumption should not apply.

Except in the event that the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Article V, Section 6 (Determination of Entitlement; No Change of Control) or Section 7 (Determination of Entitlement; Change of Control) to determine entitlement to indemnification shall not have made and furnished to Indemnitee in writing a determination within sixty (60) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification or such indemnification is prohibited by applicable law.  The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article V) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Corporation, or with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.  A person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan of the Corporation shall be deemed to have acted in a manner not opposed to the best interests of the Corporation.

For purposes of any determination hereunder, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or Proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise.  The term “another enterprise” as used in this Section 8 shall mean any other company or any partnership, limited liability company, association, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent.  The provisions of this paragraph shall not be deemed to be exclusive or to limit in any way the circumstances in which an Indemnitee may be deemed to have met the applicable standards of conduct for determining entitlement to rights under this Article V.

Section 9.                         Independent Counsel Expenses. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred acting pursuant to this Article V and in any proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed.  No Independent Counsel may serve if a timely objection has been made to his selection until a court has determined that such objection is without a reasonable basis.

Section 10.                         Adjudication.  In the event that (i) a determination is made pursuant to Article V, Section 6 (Determination of Entitlement; No Change of Control) or Section 7 (Determination of Entitlement; Change of Control) that Indemnitee is not entitled to indemnification under this Article V; (ii) advancement of Expenses is not timely made pursuant to Article V, Section 3 (Advances); (iii) Independent Counsel has not made and delivered a written opinion determining the request for indemnification (a) within ninety (90) days after being appointed by the Court, (b) within ninety (90) days after objections to his selection have been overruled by the Court or (c) within ninety (90) days after the time for the Corporation or Indemnitee to object to his selection; or (iv) payment of indemnification is not made within five (5) days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Article V, Section 6 (Determination of Entitlement; No Change of Control), Section 7 (Determination of Entitlement; Change of Control) or Section 8 (Procedures of Independent Counsel), Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses.  In the event that a determination shall have been made that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.  If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 10, the Corporation shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.  If a determination shall have been made or deemed to have been made that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 10, or otherwise, unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification, or such indemnification is prohibited by law.

The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 10 that the procedures and presumptions of this Article V are not valid, binding and enforceable and shall stipulate in any such proceeding that the Corporation is bound by all provisions of this Article V.  In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Article V, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication, but only if he prevails therein.  If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

Section 11.                         Participation by the Corporation.  With respect to any such claim, action, suit, proceeding or investigation as to which Indemnitee notifies the Corporation of the commencement thereof:  (a) the Corporation will be entitled to participate therein at its own expense; and (b) except as otherwise provided below, to the extent that it may wish, the Corporation (jointly with any other indemnifying party similarly notified) will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee.  After receipt of notice from the Corporation to Indemnitee of the Corporation’s election so to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Article V for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below.  Indemnitee shall have the right to employ his own counsel in such action, suit, proceeding or investigation but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel employed by Indemnitee shall be subject to indemnification pursuant to the terms of this Article V.  The Corporation shall not be entitled to assume the defense of any action, suit, proceeding or investigation brought in the name of or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above.  The Corporation shall not be liable to indemnify Indemnitee under this Article V for any amounts paid in settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.  The Corporation shall not settle any action or claim in any manner that would impose any limitation or unindemnified penalty on Indemnitee without Indemnitee’s written consent, which consent shall not be unreasonably withheld.

Section 12.                         Nonexclusivity of Rights.  The rights of indemnification and advancement of Expenses as provided by this Article V shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled to under applicable law, the Certificate of Incorporation of the Corporation, these Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise.  No amendment, alteration or repeal of this Article V or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal.  The provisions of this Article V shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators.  Neither the provisions of this Article V nor those of any agreement to which the Corporation is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article V as having the right to receive indemnification or is not a party to any such agreement, but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL.

Section 13.                         Insurance and Subrogation.  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under applicable law.

The Corporation shall not be liable under this Article V to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

In the event of any payment hereunder, the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and take all action reasonably requested by the Corporation to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

Section 14.                         Severability.  If any provision or provisions of this Article V shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article V shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 15.                         Certain Actions for Which Indemnification Is Not Provided.  Notwithstanding any other provision of this Article V, no person shall be entitled to indemnification or advancement of Expenses under this Article V with respect to any Proceeding, or any Matter therein, brought or made by such person against the Corporation.

Section 16.                         Definitions.

For purposes of this Article V:

“Change of Control” means a change in control of the Corporation after both the Trigger Date and the date Indemnitee acquired his Corporate Status, which shall be deemed to have occurred in any one of the following circumstances occurring after such date: (i) there shall have occurred an event required to be reported with respect to the Corporation in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement; (ii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 35% or more of the combined voting power of the Corporation’s then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (iii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including, for this purpose, any new director whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that notwithstanding the foregoing, the distribution of the shares of the Corporation’s common stock in one or multiple transactions by Halliburton to its stockholders shall not be a Change of Control.

“Corporate Status” describes the status of Indemnitee as a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, limited liability company, association, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the request of the Corporation.

“Court” means the Court of Chancery of the State of Delaware or any other court of competent jurisdiction.

“Designated Professional Capacity” shall include, but not be limited to, a physician, nurse, psychologist or therapist, registered surveyor, registered engineer, registered architect, attorney, certified public accountant or other person who renders such professional services within the course and scope of his employment, who is licensed by appropriate regulatory authorities to practice such profession and who, while acting in the course of such employment, committed or is alleged to have committed any negligent acts, errors or omissions in rendering such professional services at the request of the Corporation or pursuant to his employment (including, without limitation, rendering written or oral opinions to third parties).

“Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

“Indemnitee” means any present or former officer (including an officer acting in his Designated Professional Capacity) or director of the Corporation who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Article V, Section 1 (General) or Section 2 (Expenses) by reason of his Corporate Status.

“Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the five years previous to his selection or appointment has been, retained to represent:  (i) the Corporation or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.

“Matter” is a claim, a material issue or a substantial request for relief.

“Proceeding” includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Article V, Section 10 (Adjudication) to enforce his rights under this Article V.

Section 17.                         Notices. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of this Article V, notify the Corporation of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Corporation shall not constitute a waiver or release by Indemnitee of rights hereunder and that any omission by Indemnitee to so notify the Corporation shall not relieve the Corporation from any liability that it may have to Indemnitee otherwise than under this Article V.  Any communication required or permitted to the Corporation shall be addressed to the Corporate Secretary of the Corporation and any such communication to Indemnitee shall be addressed to Indemnitee’s address as shown on the Corporation’s records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery.  Any such notice shall be effective upon receipt.

Section 18.                         Contractual Rights.  The right to be indemnified or to the advancement or reimbursement of Expenses (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue as if these provisions were set forth in a separate written contract between Indemnitee and the Corporation, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions and (iii) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

Section 19.                         Indemnification of Employees, Agents and Fiduciaries.  The Corporation, by adoption of a resolution of the Board of Directors, may indemnify and advance expenses to a person who is an employee (including an employee acting in his Designated Professional Capacity), agent or fiduciary of the Corporation including any such person who is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of any other corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise to the same extent and subject to the same conditions (or to such lesser extent and/or with such other conditions as the Board of Directors may determine) under which it may indemnify and advance expenses to an Indemnitee under this Article V.

ARTICLE VI

MISCELLANEOUS PROVISIONS
Section 1.                         Offices.  The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, 19801, and the name of the registered agent of the Corporation at such address is The Corporation Trust Company.  The principal office of the Corporation shall be located in Houston, Texas, unless and until changed by resolution of the Board of Directors.  The Corporation may also have offices at such other places as the Board of Directors may designate from time to time, or as the business of the Corporation may require.  The principal office and registered office may be, but need not be, the same.

Section 2.                         Resignations. Any director or officer may resign at any time.  Such resignations shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the Chairman of the Board, if there is one, the Chief Executive Officer, if there is one, the President or the Corporate Secretary.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

Section 3.                         Seal. The Corporate Seal shall be circular in form, shall have inscribed thereon the name of the Corporation and may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

Section 4.                         Separability.  If one or more of the provisions of these Bylaws shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof and these Bylaws shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

Section 5.                         Notice to Stockholders by Electronic Transmission. Without limiting the manner by which notice may be given effectively to stockholders, any notice required to be given to stockholders by the provisions of these Bylaws may be given by electronic transmission to an electronic address at which the stockholder has consented to receive notice, to the fullest extent allowed under Section 232 of the DGCL.

ARTICLE VII

AMENDMENT OF BYLAWS
Section 1.                         Vote Requirements.  The Board of Directors is expressly empowered to adopt, amend or repeal these Bylaws, and any adoption, amendment or repeal of these Bylaws by the Board of Directors shall require the affirmative vote of a majority of all directors then in office at any regular or special meeting of the Board of Directors called for that purpose.